Exhibit 10.1

AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 4 dated as of May 21, 2020 (this “AMENDMENT NO. 4”), to the Employment Agreement, dated as of May 18, 2012 and subsequently amended (collectively, as amended, the “EMPLOYMENT AGREEMENT”), by and between Motorcar Parts of America, Inc. (“COMPANY”) and Selwyn Joffe, an individual (“EXECUTIVE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the EMPLOYMENT AGREEMENT.

RECITALS

WHEREAS, the parties wish to amend the EMPLOYMENT AGREEMENT to grant EXECUTIVE the discretion to defer a portion of his salary for the 2020 calendar year beginning May 3, 2020 (the “Optional Salary Deferral”), as set forth herein;

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Paragraph 5(a) of the EMPLOYMENT AGREEMENT is hereby amended by inserting the following at the end of the paragraph:

“For each of the months of May, 2020 through December, 2020, inclusive, EXECUTIVE may elect to defer payment of up to 50% of the base salary otherwise payable for that month, less required withholding. EXECUTIVE may request payment of the deferred salary (or portions thereof) at any time at his sole and absolute discretion, provided that all outstanding deferred salary is paid out no later than March 15, 2021. The COMPANY must receive EXECUTIVE’S salary deferral election reasonably in advance of payroll processing in order for it to be effective for that payroll. When EXECUTIVE makes a request for payment of any deferred amount, the COMPANY shall make payment as soon as administratively practicable, but in any event no later than March 15, 2021.”

2.          Except as amended by this AMENDMENT NO. 4, the EMPLOYMENT AGREEMENT shall remain in full force and effect.

3.          This AMENDMENT NO. 4 may be executed by facsimile signature or PDF, in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT NO. 4 as of date first above written.

THE COMPANY:

MOTORCAR PARTS OF AMERICA, INC.

By:
Name: Rudolph J. Borneo
Title: Chair, Compensation Committee

EXECUTIVE:

Selwyn Joffe